                                                                    Exhibit 10.9

                    Description of Terms of Stock Option and

               TARSAP Grants for Gary W. Loveman on April 30, 1998

Stock Options

1. Grant date will be May 4, 1998 and is contingent upon his commencement of employment on or before that date (employment commenced 5/3/98).

2. Exercise price will be the average of the high and low price of the Company's stock on May 4, 1998.

3.    Annual Vesting:

      Options                       Vesting Date

      33,500                        1/1/99
      50,000                        1/1/00
      50,000                        1/1/01
      41,500                        1/1/02

4.    Set forth on the Attachment "Gary W. Loveman, Extended
      Vesting/Exercisability" is a description of limited additional vesting/exercisability that can occur in the event of certain types of termination of employment.

      If terminated for cause as defined in his employment agreement, no further vesting or exercisability will occur.

5. Except as modified by these terms, all other provisions of the Company's Stock Option Plan and the administrative regulations thereunder apply to Participant's options.

TARSAP Grant

1.    Grant amount is 75,000 shares.

2. Grant date is May 4, 1998 and grant is contingent upon commencement of employment on or before that date (employment commenced 5/3/98). The grant is further contingent upon stockholder approval of additional shares for the Restricted Stock Plan on May 1, 1998 (approval obtained).

3. Vesting will be identical to vesting for previous TARSAP grants under the TARSAP Program, except that for March 1, 1999, his vesting will be two-thirds (.67) of any achieved performance vesting percentage; and for any annual performance vesting thereafter the incremental target will be 30% similar to other participants. See attachment "Gary Loveman - TARSAP"

4.    Set forth on the Attachment "Gary W. Loveman, Extended
      Vesting/Exercisability" is a description of limited additional vesting that can occur in the event of certain types of employment termination.

5. Except as modified by these terms and by the Attachments, all other provisions of the Restricted Stock Plan and the administrative regulations thereunder, as modified by the TARSAP program, will be applicable to his TARSAP grant.

                                                                         4/30/98

                                 Gary W. Loveman

                         Extended Vesting/Exercisability

                        ========================================================

                                          Years of Active Service
================================================================================
            Benefit
   Event     Plan    Less Than Two Years    Two-Three Years      Three Years +
================================================================================
            Stock    No further vesting   Next annual         Next annual
            Options                       vesting             vesting
                      No further
                      exercisability      1 year to exercise  2 years to
  Resigns                                 after termination   exercise after
                                                              termination
            --------------------------------------------------------------------
            TARSAP   No further vesting   Next vesting at     Next vesting at
                                          CEO and HRC         CEO and HRC
                                          discretion          discretion
--------------------------------------------------------------------------------
                     Next annual          Next annual         Next annual
Termination Stock    vesting              vesting             vesting
  Without   Options
   Cause             1 year to exercise
                     after termination    1 year to exercise  2 years to
                                          after termination   exercise after
                                                              termination
                                          after termination   exercise after
                                                              termination
            --------------------------------------------------------------------
            TARSAP   Next performance     Next vesting at     Next vesting at
                     vesting at CEO and   CEO and HRC         CEO and HRC
                     HRC discretion       discretion          discretion
--------------------------------------------------------------------------------
Resigns,             No further vesting   Next annual         Next annual
Then                                      vesting             vesting is
Change in   Stock                         is accelerated      accelerated upon
Control     Options                       upon Change in      Change in Control
Within One           No further           Control
Year                 exercisability
                                                              2 years to
                                          1 year to exercise  exercise after
                                          after termination   termination unless
                                          unless cashed out   cashed out per
                                          per merger          merger
            --------------------------------------------------------------------
            TARSAP   No further vesting   Next vesting        Next vesting
                                          accelerated at CEO  accelerated at CEO
                                          and HRC discretion  and HRC discretion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Termination          Accelerated vesting  Accelerated         Accelerated
Without     Stock    of                   vesting of          vesting of
Cause,      Options  all remaining        all remaining       all remaining
Then                 options              options upon        options upon
Change in            upon Change in       Change in Control   Change in Control
Control              Control
Within One                                1 year to exercise  2 years to
Year                 1 year to exercise   after termination   exercise
                     after termination    unless              after termination
                     unless cashed out    cashed out per      unless cashed out
                     per merger           merger              per merger
            --------------------------------------------------------------------
            TARSAP   Accelerated vesting  Accelerated         Accelerated
                     of                   vesting of          vesting of all
                     all remaining        all remaining       remaining shares
                     shares               shares upon Change  upon Change in
                     upon Change in       in Control          Control
                     Control
--------------------------------------------------------------------------------
* Death     Stock    50% vesting of       50% vesting of      50% vesting of
            Options  remaining shares     remaining shares    remaining shares

                     1 year for estate    1 year for estate   1 year for estate
                     to exercise after    to exercise after   to exercise after
                     death                death               death
            --------------------------------------------------------------------
            TARSAP   No acceleration or   No acceleration or  No acceleration or
                     further vesting      further vesting     further vesting
--------------------------------------------------------------------------------
* Disabil-  Stock    50% vesting of       50% vesting of      50% vesting of
ity         Options  remaining shares     remaining shares    remaining shares
Under
LTD plan             1 year to exercise   1 year to exercise  1 year to exercise
                     after disability     after disability    after disability
            --------------------------------------------------------------------
             TARSAP  No acceleration or   No acceleration or  No acceleration or
                     further vesting      further vesting     further vesting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Continued vesting    Continued vesting   Continued vesting
Disability  Stock    during 1 year        during 1 year       during 1 year
As          Options  salary               salary              salary
Determined           continuation         continuation        continuation
by HRC
(not                 Exercisable during   Exercisable during  Exercisable during
under LTD)           1 year salary        1 year salary       1 year salary
                     continuation         continuation        continuation
            --------------------------------------------------------------------
            TARSAP   Continued vesting    Continued vesting   Continued vesting
                     during 1 year        during 1 year       during 1 year
                     salary continuation  salary              salary
                                          continuation        continuation
================================================================================

      * These rights are the same as currently provided under the Stock Option plan and TARSAP program.